UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2005

TECHALT, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-27867
(Commission File Number)

87-0533626
(IRS Employer Identification No.)

3311 N. Kennicott Ave., Suite A
Arlington Heights, IL 60004
(Address of principal executive offices)(Zip Code)

(847) 870-2601
Company’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 21, 2005, George Loera, a member of the Board of Directors of TechAlt, Inc., a Nevada corporation (“TechAlt” or the “Company”) resigned from the Board of Directors of Company. A copy of Mr. Loera’s resignation is included as an Exhibit to this Current Report on Form 8-K. The Board of Directors of the Company accepted Mr. Loera’s resignation on July 6, 2005.

In connection with Mr. Loeras’s resignation, the Board of Directors of the Company appointed David M. Otto, the current General Counsel and Corporate Secretary of the Company, to the Board of Directors.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Letter of Resignation of George Loera

EXHIBIT TABLE

Exhibit No.	Description	Location

99.1	Letter of Resignation of George Loera	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHALT, INC. (Name of Registrant)

Date: July 7, 2005	By:	/s/ David M. Otto
Name: David M. Otto
Its: Secretary